UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

WMS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8300	36-2814522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Northpoint Blvd., Waukegan, Illinois	60085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2010, WMS Industries Inc. (the “Corporation”) issued a press release relating to its results for the quarter ended December 31, 2009. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Shortly after the issuance of the January 26, 2010 press release, the Corporation held a conference call with investors, analysts and others further discussing second fiscal quarter financial results and financial guidance, including a question and answer period. A transcript of that conference call is being furnished with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

This information furnished under “Item 2.02. Results of Operations and Financial Condition”, including the exhibits related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Corporation, except as shall be expressly set forth by specific reference in such document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibits	Description
99.1	Press Release of WMS Industries Inc. dated January 26, 2010

99.2	Transcript of WMS Industries Inc. Conference Call held on January 26, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS Industries Inc.

/s/ Kathleen J. McJohn
Name:	Kathleen J. McJohn
Title:	Vice President, General Counsel and Secretary

Date: February 1, 2010

Exhibit Index

Exhibits	Description
99.1	Press Release of WMS Industries Inc. dated January 26, 2010

99.2	Transcript of WMS Industries Inc. Conference Call held on January 26, 2010

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